UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 13, 2026

Orion Bliss Corp.
(Exact name of registrant as specified in its charter)

Nevada	333-257326	98-1591444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Kalonite 9-57, Ashdod Israel 7724233
(Address of principal executive offices)

Registrant’s telephone number, including area code (307) 298-0969

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	ORIB	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosures set forth in Item 5.01 above are incorporated by reference into this Item 5.02(a).

On January 13, 2026 Alexandra Solomovskaya resigned as a member of the Board of Directors of Orion Bliss Corp. (the “Company”) and all officers positions, effective immediately. Natalia Perman was appointed on January 13, 2026 as the Executive Chairman and member of the Board of Directors of the Company. Alexandra Solomovskaya’s resignation was as a result of the Company’s desire to reduce costs and increase internal efficiency and was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On January 13, 2026 Alexandra Solomovskaya resigned as the Company’s Interim Chief Executive Officer and Interim Chief Financial Officer. Natalia Perman was appointed as the Company’s Interim Chief Executive Officer and Interim Chief Financial Officer on January 13, 2026.

The business background descriptions of the newly appointed officer and director is as follows:

Natalia Perman, age 60 – Director

She has got the master’s degree of Business Administration. She has been self-employed for the last 15 years, participating in various successful start up projects in different fields. Her education and experience let her make the right decisions quickly, consider potential opportunities from various angles and cope with unexpected challenges. Her ability to unify teams, remain composed under pressure, and take responsibility for key decisions makes her well-suited to lead and manage the operations of our business.

The Company’s management believes that her innovative perspective and creative approach will continue to contribute significantly to the Company’s expansion and market advancement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orion Bliss Corp.

By:	/s/ Natalia Perman
Natalia Perman
President, Treasurer, Secretary and Director
January 21, 2026

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